EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 5 to the Registration Statement of Eaton Vance Variable Trust (1933 Act File No. 333-44010) of my opinion dated February 25, 2005, which was filed as Exhibit (i) to Post-Effective Amendment No. 4.


                                /s/ Frederick S. Marius
                                -------------------------------------
                                Frederick S. Marius, Esq.


April 27, 2005
Boston, Massachusetts